UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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American Consumers, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN CONSUMERS, INC.
P.O. Box 2328
Fort Oglethorpe, Georgia 30742

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
October 23, 2008

TO THE SHAREHOLDERS OF
AMERICAN CONSUMERS, INC.:

The Annual Meeting of the Shareholders of American Consumers, Inc. (“ACI” or the “Company”), will be held on Thursday, October 23, 2008, at 3:00 p.m. (E.D.T.) at ACI’s General Office, 55 Hannah Way, Rossville, Georgia, for the following purposes:

1)	To receive reports of officers pertaining to the operations of the Company during the fiscal year ended May 31, 2008;

2)	To elect a Board of Directors consisting of six (6) members; and

3)	To consider and act upon any other business that may properly come before the meeting.

Only holders of record of ACI’s Common Stock, $.10 par value, at the close of business on September 26, 2008 are entitled to notice of and to vote at the meeting or any adjournment thereof.

AMERICAN CONSUMERS, INC.

Michael A. Richardson
Chairman

Dated: October 3, 2008

PLEASE READ THE ATTACHED MATERIAL CAREFULLY, THEN COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES OF COMMON STOCK WILL BE REPRESENTED AT THE MEETING.  IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON, SHOULD YOU SO DESIRE.

AMERICAN CONSUMERS, INC.
P.O. Box 2328
Fort Oglethorpe, Georgia 30742

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
October 23, 2008

INFORMATION ABOUT PROXY

The enclosed proxy is solicited by American Consumers, Inc. (“ACI” or the “Company”), for use at the Annual Meeting of Shareholders to be held at ACI’s General Office, 55 Hannah Way, Rossville, Georgia, on Thursday, October 23, 2008 at 3:00 p.m. (E.D.T.) and at any adjournment or adjournments thereof (the “Annual Meeting”).  The proxy agents named in the enclosed proxy have been selected by the Board of Directors.  The expense of solicitation of proxies will be borne by ACI.  The proxy and this proxy statement are being mailed to shareholders on or about October 3, 2008.

Shares represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated in the proxies unless such proxies have previously been revoked.  If no instructions are indicated, such shares will be voted (i) to fix the number of directors for the ensuing fiscal year at six (6) and to elect the Board of Directors’ six (6) nominees for director as set forth in this proxy statement and (ii) in the best judgment of the proxy agents, for such other matters as properly come before the Annual Meeting.

Any proxy given pursuant to this solicitation may be revoked at any time by the shareholder giving it, insofar as it has not been exercised, by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the proxy, by submission of a later-dated, properly executed proxy, or by revoking the proxy in person and voting at the Annual Meeting.  Any shareholder who attends the Annual Meeting may personally announce his intention to vote the shares standing in his name as record holder and vote such shares, and for purposes of such vote, suspend any proxy (other than an irrevocable proxy) theretofore given by him.  Any written notice revoking a proxy should be sent to American Consumers, Inc., P.O. Box 2328, Fort Oglethorpe, Georgia 30742, Attention: Reba S. Southern, Secretary.

PROPOSALS OF SECURITY HOLDERS FOR 2009 ANNUAL MEETING

In accordance with current rules of the Securities and Exchange Commission, any shareholder wishing to submit a proposal for inclusion in the Company’s Proxy Materials must submit the proposal to ACI at its General Office, 55 Hannah Way, Rossville, Georgia 30741, at least one hundred twenty (120) days in advance of the date corresponding with the date of the prior year’s proxy statement.  To submit proposals for inclusion in the Company’s Proxy Materials for the Annual Meeting of Shareholders in 2009, shareholder proposals must be received by the Company not later than June 5, 2009.  A shareholder who intends to present a proposal at the Annual Meeting of Shareholders in 2009, other than pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must provide the Company with notice of such intention by at least August 19, 2009 or the designated proxy holders will have discretionary voting authority at the 2009 Annual Meeting with respect to any such proposal without the matter having been discussed in the Company’s proxy materials.

RECORD DATE, VOTE REQUIRED AND RELATED MATTERS

Holders of record of ACI’s Common Stock, $.10 par value (the “Common Stock”), at the close of business on September 26, 2008, will be entitled to notice of and to vote at the Annual Meeting.  The number of shares of outstanding Common Stock entitled to vote as of September 26, 2008, was 781,779 shares having one vote each on all matters properly brought before the meeting, exercisable in person or by properly executed proxy.  Cumulative voting is not permitted.

A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum.  If a quorum is present, the affirmative vote of a plurality of the shares represented at the meeting and entitled to vote shall be the vote necessary to elect a director.  Shares represented by proxies that reflect abstentions or represent “broker non-votes” (indications by brokers that they do not have discretionary authority to vote on a particular matter with respect to such shares) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.  Abstentions and broker non-votes, however, do not constitute a vote “for” or “against” any matter and thus will be disregarded in the calculation of a plurality or of “votes cast.”  Accordingly, abstentions and broker non-votes will have no effect on the outcome of the election of directors at the Annual Meeting, assuming the presence of a quorum.

PRINCIPAL  SHAREHOLDERS

The following table sets forth certain information as to each person known to ACI to be the beneficial owner of more than five percent (5%) of its outstanding Common Stock and the amount and nature of such beneficial ownership by all directors and officers of ACI as a group, as of September 26, 2008.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class

Common Stock	ZBR, Inc. (2)	484,000 (2)	61.91%
$.10 par value	P.O. Box 2328
	Fort Oglethorpe, GA 30742

Common Stock	Michael A. Richardson (3)	488,455 (4) (5)	62.48%
$.10 par value	P.O. Box 1230
	LaFayette, GA 30728

Common Stock	Diana K. Richardson (3)	488,675 (4) (5)	62.51%
$.10 par value	P.O. Box 1230
	LaFayette, GA 30728

Common Stock	All Directors & Officers	496,157	63.47%
$.10 par value	as a group (8 persons)
	P.O. Box 2328
	Fort Oglethorpe, GA 30742

(1)           A person is deemed to be the “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security, or if, under certain circumstances, a person has the right to acquire either voting power or investment power over such security through the exercise of an option or other contractual right.  More than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no personal economic interest or which he may not vote.  Except as otherwise noted, all shares included in the table are owned by the persons specified with sole voting and sole investment power.

(2)           ZBR is a closely held corporation of which Michael A. Richardson and Diana K. Richardson are officers and directors.  ZBR owns 484,000 shares of Common Stock.  Paul R. Cook, Executive Vice President and Treasurer of the Company, holds a 15% equity interest in ZBR but does not possess any voting or investment power with respect to shares of the Company’s Common Stock held by ZBR.

(3)           Diana K. Richardson is the wife of Michael A. Richardson.  Thomas L. Richardson, a director of ACI, is the uncle of Michael A. Richardson.

(4)           This includes 484,000 shares owned by ZBR as to which (s)he exercises shared voting and investment power.  See note (2).

(5)           This includes 4,455 shares jointly owned by Michael A. Richardson and Diana K. Richardson as to which they exercise shared voting and investment power.

ELECTION OF DIRECTORS

Under ACI’s By-Laws, not less than three (3) nor more than twenty-five (25) directors may be elected at the Annual Meeting.  The Company’s Board of Directors recommends that the number of directors which shall constitute the Board of Directors be fixed at six (6) for the ensuing fiscal year and that the six (6) nominees listed below be elected to serve for a term of one year or until their successors have been duly elected and qualified.  The Board of Directors does not have a nominating committee.  A description of the policies followed by the full Board of Directors in selecting director nominees is presented below under the heading “Director Nomination Process and Independence Determinations.”

If any of the nominees should become unavailable, the discretionary authority provided in the proxy will be exercised to vote for a substitute.  The Board of Directors has no reason to believe that any of the nominees will become unavailable to serve.  In any event, the enclosed proxy cannot be voted for a greater number of persons than the number of directors set by the shareholders.

INFORMATION ABOUT NOMINEES FOR DIRECTOR

The information set forth below, in regard to the principal occupation or employment of each nominee during the past five (5) years and in regard to the beneficial ownership of securities of each nominee, has been furnished to the Company by the respective nominee.

Name and Position with ACI	Age	Principal Occupation or Employment	Director Since	Shares Beneficially Owned As Of September 26, 2008 (1)	Percent of Class
Michael A. Richardson (3)	62	Chairman of ACI since	1973	488,455 (2)(4)(5)	62.48%
Chairman of the Board		April, 1991;
President		President of ACI since
Chief Executive Officer		January, 1987.
Executive Committee

Paul R. Cook	58	Executive Vice President/	1991	1,375 (2)	*
Executive Vice President		Treasurer and Chief Financial
Chief Financial Officer		Officer since April 1991.
Treasurer		Director of Capital Bank,
Executive Committee		Fort Oglethorpe, GA
since May 1993.

Virgil E. Bishop	69	Retired since 2006.	1987	490	*
Vice President of ACI
from 1969 to 2006.

Danny R. Skates	55	Vice President of Jackson	2001	None	*
Audit Committee		Chevrolet, Pontiac, Buick, GMC
Compensation Committee		since December 1989.

Thomas L. Richardson (3)	78	Chairman and Former CEO of	1970	5,837	*
Audit Committee		Learning Labs, Inc. (distributor of
Compensation Committee		educational equipment) since
1967 (Retired).

Andrew V. Douglas	79	Retired since 1995; Retail	1998	None	*
Audit Committee		Counselor for Fleming
Compensation Committee		Companies, Inc. prior to 1995.

Footnote references are explained in the “Principal Shareholders” section.
*Less than 1% of total common shares outstanding.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 and regulations of the Securities and Exchange Commission (“SEC”) thereunder require the Company’s executive officers and directors and persons who own more than 10% of the Company’s Common Stock, as well as certain affiliates of such persons, to file initial reports of ownership and periodic transaction reports covering any changes in ownership with the SEC.  Executive officers, directors, and persons owning more than 10% of the Company’s Common Stock are required by SEC regulations to furnish the Company with all such reports they file.  Based solely on its review of the copies of such reports received by it and written representations that no other reports were required for such persons, the Company believes that, during fiscal year 2008, all filing requirements applicable to its executive officers, directors, and owners of more than 10% of the Company’s Common Stock were satisfied.

DIRECTORS’ COMMITTEES AND ATTENDANCE

The Board held seven meetings in the fiscal year ended May 31, 2008.

Audit Committee.  ACI has an Audit Committee, presently composed of Messrs. Danny R. Skates (Chairman), Thomas L. Richardson, and Andrew V. Douglas, which assists the Board of Directors in providing oversight with respect to the Company’s financial statements and the financial reporting process.  Each of the three members of the Audit Committee has been determined by the Board to be an independent, non-employee director.  In determining whether the members of the Audit Committee are independent, the Company’s Board of Directors has applied the independence criteria for audit committee members set forth in Rules 4200(a)(15) and 4350(d)(2)(A) of The NASDAQ Stock Market’s listing standards.  The Audit Committee selects, reviews and evaluates the independent auditors to be employed by the Company.  The Audit Committee also approves the services to be rendered to the Company by its independent auditors.  The Audit Committee also may, but is not required to, undertake investigations of any matter of a financial nature and make recommendations to the Board of Directors with respect thereto.  During fiscal year 2008, the Board of Directors adopted a written charter for the Audit Committee, a copy of which is included as Annex A to this Proxy Statement.  The Audit Committee met seven times during the fiscal year ended May 31, 2008.

Compensation Committee.  ACI also has a Compensation Committee, the composition of which is identical to that of the Audit Committee (Messrs. Danny R. Skates (Chairman), Thomas L. Richardson, and Andrew V. Douglas).  The Compensation Committee administers the Company’s bonus plan, annually reviews and recommends compensation for all officers of the Company and submits its recommendations to the Board.  As part of its process of review, the Committee receives recommendations from the Company’s senior management, and gives particular weight to the recommendations of the Company’s Chairman and Chief Executive Officer, Mr. Michael A. Richardson, with regard to the compensation of all officers other than himself.  The Committee has one regular meeting during the first quarter of each fiscal year to consider compensation, and meets on an as needed basis at other times during the year.  The Board of Directors has not adopted a written charter for the Company’s Compensation Committee.  Each of the three members of the Compensation Committee has been determined by the Board to be an independent, non-employee director, applying the independence criteria set forth in Rule 4200(a)(15) of The NASDAQ Stock Market’s listing standards, as discussed below.  The Compensation Committee met once during the fiscal year ended May 31, 2008.

During fiscal 2008, all of the Company’s Board Members, except Andrew V. Douglas, attended more than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of any committee on which that director served.  All directors are invited and encouraged to attend the annual meeting of shareholders.  In general, all directors attend the annual meeting of shareholders unless they are unable to do so due to unavoidable commitments or intervening events.  All of the Company’s incumbent directors attended the 2007 annual meeting of shareholders except for Andrew V. Douglas.

DIRECTOR NOMINATION PROCESS AND INDEPENDENCE DETERMINATIONS

The Board of Directors does not have a nominating committee.  Prior to the death in 2006 of director Jerome P. Sims, Sr., a majority of the Board of Directors was comprised of independent, non-employee directors and, in accordance with a prior resolution of the Board, director nominees were chosen by the entire Board with full participation by all of the independent directors.  The Board has elected, at present, not to fill the vacancy created by Dr. Sims’ passing.  Instead, as a means of preserving the leading role of the independent directors in the director nomination process without the formal creation of a new committee, the Board has adopted a resolution which requires that, in order to be nominated for election as a director of the Company, each nominee must be approved by a majority vote of the full Board which also includes the affirmative votes of a majority of the Company’s three independent directors.  Additionally, the Board has rarely been called upon to fill any vacancies.  Accordingly, the Board still does not consider it necessary for the Company to have a nominating committee at this time.  The Board of Directors considers the performance of directors in determining whether to nominate them for re-election.  In selecting nominees for director, the Board does not operate pursuant to a charter; however, the Board has adopted the resolution described above addressing the director nomination process.

The Board has determined that each of the Company’s directors is independent, as defined by Rule 4200(a)(15) of The NASDAQ Stock Market’s listing standards, except for Michael A. Richardson, Paul R. Cook and Virgil E. Bishop, all of whom are current or former executive officers of the Company (Mr. Bishop having retired as a Vice President of ACI in 2006).  As noted above, the Board also has determined that each of the three non-employee directors who serve as members of the Audit Committee are independent directors pursuant to the independence criteria for audit committee members set forth in Rules 4200(a)(15) and 4350(d)(2)(A) of The NASDAQ Stock Market.  In making its independence determinations with respect to the Company’s three non-employee directors, the Board reviewed and considered the fact that Thomas L. Richardson is the uncle of Michael A. Richardson, and the fact that, during each of the past two fiscal years, the Company purchased two new vehicles from Jackson Chevrolet, Pontiac, Buick, GMC, Inc., of which Danny R. Skates serves as Vice President.  These vehicle purchases (like others which have occurred from time to time in prior years) were made on terms similar to those available to other commercial customers of such dealership, and Mr. Skates has had no direct or indirect personal financial interest in any such transactions.  In light of its consideration of all relevant factors, including the prior performance and contributions of each of the independent directors during their tenure as members of the Board, the Board of Directors determined that each of the Company’s independent directors is free of any relationship which, in the opinion of the Board of Directors, would interfere with his exercise of independent judgment in carrying out the responsibilities of a director of the Company, as prescribed by NASDAQ Rule 4200(a)(15).

In selecting director nominees, the Board of Directors will consider, among other factors, the existing composition of the Board and their evaluation of the mix of Board members appropriate for the perceived needs of the Company.  The Board of Directors believes that continuity in leadership and board tenure maximizes the Board’s ability to exercise meaningful oversight.  In particular, the Board believes that it is important for directors of ACI to possess a thorough understanding of both the competitive challenges faced by a small grocery retailer such as the Company and the business climate in the communities in which our grocery stores operate.  Because qualified incumbent directors generally are uniquely positioned to provide stockholders the benefit of continuity of leadership and seasoned judgment gained through experience as a director of the Company, the Board will generally consider as potential candidates those incumbent directors interested in standing for re-election who they believe have satisfied director performance expectations, including regular attendance at, preparation for and meaningful participation in Board and committee meetings.

Generally, the Board will consider stockholder recommendations of proposed director nominees if such recommendations are serious and timely received.  To be timely, recommendations must be received in writing at the principal executive offices of the Company at least 120 days prior to the anniversary date of mailing of the Company’s proxy statement for the prior year’s annual meeting.  In addition, any stockholder director nominee recommendation must include the following information:

•	the proposed nominee’s name and qualifications and the reason for such recommendation;

•	the name and record address of the stockholder(s) proposing such nominee;

•	the number of shares of stock of the Company which are beneficially owned by such stockholder(s); and

•	a description of any financial or other relationship between the stockholder(s) and such nominee or between the nominee and the Company.

In order to be considered by the Board, any candidate proposed by one or more stockholders will be required to submit appropriate biographical and other information equivalent to that required of all other director candidates.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders who wish to communicate with members of the Board, including the independent directors individually or as a group, may send correspondence to them in care of the Corporate Secretary at the Company’s corporate headquarters, P.O. Box 2328, Fort Oglethorpe, GA  30742.  All communications will be compiled by the Company’s Corporate Secretary and submitted to the Board or the individual Director(s) to whom such communication is addressed.

DIRECTOR COMPENSATION

The following table provides compensation information for the fiscal year ended May 31, 2008 for each member of our Board of Directors that does not qualify as a “named executive officer.”  Pursuant to applicable SEC rules, director fees paid to Michael A. Richardson during this period are included in the compensation reported for such “named executive officer” in the Summary Compensation Table set forth in the Executive Compensation section below.

Name of Director	Fees Earned or Paid in Cash (1)	All Other Compensation		Total Compensation

Paul R. Cook	$3,600	$75,876	(2)	$79,476

Virgil E. Bishop	$3,600	$724	(3)	$4,324

Danny R. Skates	$3,600	—		$3,600

Thomas L. Richardson	$3,780	—		$3,780

Andrew V. Douglas	$3,780	—		$3,780

(1)	As described below, includes cash director fees at the rate of $300 per month, plus reimbursement for reasonable expenses incurred in attending Board and Board committee meetings.

(2)
The amount shown includes $75,876 of total compensation which Mr. Cook received related to his service as an executive officer of the Company, consisting of $66,976 in salary, $6,588 in annual bonus compensation, and $2,312 in other compensation (including $324 in Company contributions allocated to his account under ACI’s 401(k) retirement plan and $729 in premiums paid by the Company for group term life insurance coverage provided to Mr. Cook, as well as the personal use of company vehicles which are provided to certain officers and a 15% discount on groceries purchased from ACI, provided to all current and retired officers).

(3)	The amount shown represents a 15% discount on groceries purchased from ACI. Such discount is provided to all current and retired officers.

All of the Company’s Directors are compensated for their services as Directors at the rate of $300 per month, plus reimbursement for reasonable expenses incurred by non-employee directors in attending meetings of the Board of Directors and any Board committee on which a director serves.  Directors who are members of the Audit Committee and the Compensation Committee of the Board of Directors do not receive any additional compensation for such committee service.

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth the compensation for Michael A. Richardson, the Company’s President and Chief Executive Officer, for each of the Company’s two most recent fiscal years.  Mr. Richardson is the only “named executive officer” in accordance with the applicable SEC rules, since no other executive officer of the Company received total compensation in excess of $100,000 for the Company’s most recent fiscal year.

SUMMARY COMPENSATION TABLE

Name of Individual and Capacity in which Such Individual Served	Year	Salary	Bonus (1)	All Other Compensation (2)	Total Compensation

Michael A. Richardson	2008	$88,400	$9,882	$6,450	$104,732
President and Chief Executive Officer	2007	$88,400	$7,219	$5,973	$101,592

(1)
The Company has a policy of awarding discretionary cash bonuses to selected officers of the Company based on the results of operations.  The amounts of such bonuses are determined by the Board of Directors, based upon the recommendation of the Compensation Committee.  Individuals receiving such bonuses do not participate in the determination of the amount, if any, to be awarded.

(2)
The amounts shown include (i) $3,600 in fees paid to Mr. Richardson at the rate of $300 per month for his service as a director of ACI; (ii) Company contributions allocated to Mr. Richardson’s account under ACI’s 401(k) retirement plan ($432 for 2008 and $414 for 2007); and (iii) premiums paid by the Company for group term life insurance coverage provided to Mr. Richardson ($729 for 2008 and $297 for 2007).  The amounts shown for both fiscal years 2008 and 2007 also includes the personal use of company vehicles which are provided to certain officers and a 15% discount on groceries purchased from ACI, provided to all current and retired officers.

ADDITIONAL INFORMATION CONCERNING EXECUTIVE COMPENSATION

Compensation of the Company’s executive officers, including its Chief Executive Officer, consists primarily of a base salary, representing a “not−at−risk” component intended to provide market rate compensation to our officers for fulfilling the responsibilities of their respective positions, plus an “at−risk” component consisting of an opportunity for each of the Company’s key officers to receive a discretionary annual bonus based on a percentage determined by the Compensation Committee, which historically has been equal to 6% of the Company’s annual pre-tax income for the Chief Executive Officer.  While the Chief Executive Officer also receives a monthly stipend for service as a director of ACI, these fees total $300 per month and do not represent a significant proportion of his total compensation.  Our officers also participate in the 401(k) retirement plan that ACI makes available to substantially all of its employees, and a portion of any annual, discretionary contributions made by the Company to this plan is allocated to the account of each participating employee (including each participating executive officer).  The Company’s compensation programs do not include extensive fringe benefits for either officer or non-officer employees.  The opportunity to participate in group insurance benefits is made available to all full time Company employees, including our officers.  The Company pays 100% of the premiums for group life and disability insurance benefits provided under these plans, and pays a portion of the premiums for group medical insurance benefits.  Finally, all current and retired officers receive a 15% discount on groceries purchased from ACI, and we also provide certain officer and non-officer employees, including the Chief Executive Officer, with Company supplied vehicles that are used primarily for Company business.

The Company does not provide any compensation to its executive officers pursuant to any equity compensation or long-term incentive plans.

POTENTIAL PAYMENTS UPON TERMINATION

None of the Company’s officers, including the named executive officer listed above, have any employment, severance or change of control agreements with the Company.  Accordingly, such officers will not receive compensation in connection with any termination of employment due to death, disability, retirement or any other reason, except for such benefits as are available generally to all salaried employees under the Company’s 401(k) Plan, insurance and other benefits programs, and except for the Company’s policy of allowing retired officers, and the surviving spouse of any deceased officer, to continue to receive the same 15% discount on groceries purchased from ACI that is provided to all current and retired officers.

REPORT OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF AMERICAN CONSUMERS, INC.

The Audit Committee of the Board of Directors, composed of Messrs. Danny R. Skates, Thomas L. Richardson and Andrew V. Douglas, has reviewed and discussed the audited financial statements of the Company for the year ended May 31, 2008 (“Audited Financial Statements”) with management of ACI and with Hazlett, Lewis & Bieter, PLLC, the independent auditing firm for the Company.  In addition, we have discussed with Hazlett, Lewis & Bieter, PLLC the matters required by Statement on Auditing Standards No. 61.

The Committee also has received the written report, disclosure and the letter from Hazlett, Lewis & Bieter, PLLC required by Independence Standards Board Statement No. 1, and we have reviewed, evaluated, and discussed with that firm the written report and its independence from the Company.  The Committee also has discussed with management of the Company and its independent accountants such other matters and received such assurances from them as the Committee deemed appropriate.

Based on the foregoing review and discussions and relying thereon, the Committee has recommended to the Company’s Board of Directors the inclusion of the Audited Financial Statements in the Company’s Annual Report for the year ended May 31, 2008 on Form 10-K, to be filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Danny R. Skates
Thomas L. Richardson
Andrew V. Douglas

ANNUAL REPORT

The Annual Report of the Company for the fiscal year ended May 31, 2008, including financial statements for the fiscal year and comparable periods, including the notes thereto, accompanies this Proxy Statement.

CERTAIN TRANSACTIONS

During the fiscal year ended May 31, 2008, we reduced the Company’s borrowings under its unsecured notes payable to Michael A. and Diana K. Richardson and to Matthew Richardson, son of Michael A. Richardson by a net amount of $2,960 (reflecting payments of $4,000 net of $1,040 in additional interest accrued).  The outstanding balances remaining on such notes as of the end of the 2008 fiscal year following such repayments are $9,764 and $1,566, respectively, and the largest principal balances outstanding on such notes at any time during the Company’s fiscal year 2008 were $13,712 and $1,566, respectively.  The interest rate on these borrowings at any given time is set at .25% less than the then-current base rate charged the Company by its principal lender, which resulted in an effective interest rate of 5.75% at May 31, 2008.  The Audit Committee of the Company’s Board of Directors has reviewed and approved the terms of these transactions in accordance with the requirement set forth in the Company’s Code of Business Conduct and Ethics that any transactions which present a potential conflict of interest must be reviewed and approved by the Audit Committee, following disclosure of all relevant facts and circumstances.  In connection with its review, the Audit Committee noted that the transactions are favorable to ACI, in that they allow the Company to finance a portion of its ongoing working capital requirements at a lower cost than is available through its bank financing, and concluded that the transactions do not present an inappropriate conflict of interest in light of all of the relevant circumstances reviewed by the Committee.

INDEPENDENT AUDITORS

Upon recommendation of the Audit Committee, the Board of Directors has selected the firm of Hazlett, Lewis & Bieter, PLLC as independent certified public accountants to examine and report upon the financial statements of the Company for the fiscal year ending in 2009.  Such selection is subject to the negotiation of a reasonable fee for services to be rendered by the firm.  A representative of Hazlett, Lewis & Bieter, PLLC is expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he so desires.

AUDIT FEES

The following table sets forth the fees paid to Hazlett, Lewis & Bieter, PLLC for services provided during ACI’s fiscal years 2008 and 2007:

	2008	2007
Audit Fees (1)	$59,651	$46,730
Audit-Related Fees (2)	12,275	8,500
Tax Fees (3)	4,750	4,500
All Other Fees	0	0
Total	$76,676	$59,730

(1)
Represents fees and expenses for professional services provided in connection with the audit of the Company’s annual financial statements, review of the Company’s quarterly financial statements and review of other SEC filings.

(2)
Represents fees for professional services provided in connection with the audit of the Company’s 401(k) retirement plan during both periods presented, and in connection with the Company’s response to an SEC comment letter received during fiscal 2008.

(3)	Represents fees for professional services provided in connection with the review of federal and state tax returns, employment tax consulting and other related services.

It is the policy of the Audit Committee to pre-approve all services provided by its independent auditors.  In addition, the Audit Committee has granted the Chairman of the Audit Committee the power to approve any modifications to the list of pre-approved non-audit services.  None of the fiscal 2008 and fiscal 2007 fees were approved by the Audit Committee pursuant to the de minimis exception of Rule 2-01(c)(7)(i)(C) of SEC Regulation S-X.

OTHER MATTERS

Reports of officers will be received by the Company’s shareholders at the Annual Meeting; such receipt will not constitute approval of the matters referred to in such reports.

Management knows of no matters to be presented for action at the Annual Meeting other than fixing the number of directors at six (6) and the election of directors for the ensuing fiscal year.  If other matters should come before the meeting, the enclosed proxy confers upon the persons named therein discretionary authority to vote such proxies in respect to any such other matters in accordance with their best judgment.

Dated: October 3, 2008

STOCKHOLDERS OF RECORD ON SEPTEMBER 26, 2008 MAY OBTAIN COPIES OF ACI’S ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO AMERICAN CONSUMERS, INC., ATT’N: CORPORATE SECRETARY, P.O. BOX 2328, FORT OGLETHORPE, GEORGIA, 30742.

ANNEX A

AUDIT COMMITTEE CHARTER
FOR AMERICAN CONSUMERS, INC.

Statement of Policy

The audit committee shall provide assistance to the Board of Directors in fulfilling its responsibility with respect to the Company’s financial statements and the financial reporting process, the system of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements, and compliance with legal and regulatory requirements.  In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, the independent auditors, and management of the Company.  The committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

Committee Membership

To the extent that the composition of the Company’s Board of Directors permits from time to time, the Board shall attempt to ensure that the audit committee shall consist of at least two independent members of the Board of Directors.  Independent members of the board are non-officer or associate members who meet all of the requirements for “independence” set forth in Section 10A(m) of the Securities Exchange Act of 1934 (as added by the Sarbanes-Oxley Act of 2002 (the “Act”) or as thereafter amended) and in any rules of the Securities and Exchange Commission (“SEC”) promulgated thereunder.  Additionally, such members must be free of any relationship with the Company that the Board believes may interfere with the exercise of independent judgment.  Committee appointments, including that of the chairman shall be approved by the full Board.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of its activities to the Board.  Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements.  The committee should strive to foster an overall corporate tone that facilitates quality financial reporting, sound business risk practices and ethical behavior.

Specific Responsibilities

The audit committee shall carry out the following responsibilities.

(1)           It shall have the ultimate authority and responsibility to review and select, evaluate and replace the independent auditors to be employed by the Company, and such independent auditors shall report directly to the audit committee.  It shall be responsible for ensuring the independence of the independent auditors.  It shall be responsible for negotiating and establishing the compensation to be paid to the independent auditors and for resolving any disagreements between the Company’s management and the auditors regarding the Company’s financial reporting.

(2)           It shall meet with and review with the independent auditors, any internal auditors and management, as appropriate, all of the following matters:

(a)           The overall scope and plans for the audit including the staffing and cost thereof.  The committee shall obtain a written statement describing all relationships between the independent auditors and the Company as required by generally accepted auditing standards, which statement shall disclose any relationships or services performed that may impact the objectivity and independence of the auditor.

(b)           The adequacy and effectiveness of the accounting and financial controls of the Company, including the Company’s critical accounting policies and any related material estimates used in the preparation of the financial statements, as well as its systems for financial reporting and for monitoring and managing business risks, and legal and ethical compliance programs.

(c)           Any recommendations for improvement of such policies, controls or procedures, or other areas where new or more detailed policies, controls or procedures are desirable.

(d)           As needed, any required actions concerning departures from, or requests for any waivers to be given under, the Company’s Code of Business Conduct, and any recommendations for amendments to the Code of Business Conduct.

(e)           The annual financial statements included in the Company’s Annual Report on Form 10-K and report of the independent auditors thereon, any significant changes or audit adjustments required by the independent auditors, any disputes or disagreements with management that occurred during the course of the audit, any restrictions on or changes in the scope of the audit or access to information requested in connection therewith, any difficulties encountered in performing the audit, and any other matters related to the audit brought to the attention of the Committee.

(f)           The quarterly financial statements included in the Company’s Quarterly Report on Form 10-Q and review thereof by the independent auditors.

(g)           The consistency of the Company’s accounting policies and their application, the reasonableness of significant estimates, judgments and uncertainties reflected in the financial statements, the overall clarity, completeness and quality thereof, changes to significant accounting policies and methods, the selection of new accounting policies and any unusual items in the financial statements.

(h)           Any evaluations or comments with respect to the Company’s financial, accounting, and auditing personnel, and the degree of cooperation that the independent auditors received during the course of the audit.

(3)           It shall review and reassess the adequacy of this Charter annually.

(4)           It shall provide a report in the Company’s annual proxy statement stating that it has reviewed and discussed the audited financial statements with management, discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, received from and discussed with the independent auditors disclosures regarding the independence of the auditors required by Independent Standards Board Standard No. 1, and whether it recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

(5)           It shall review and approve all non-audit services permitted to be performed by the independent auditors, and, if approved, provide appropriate disclosures of such non-audit services.

(6)           It shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding any public disclosure, accounting, internal controls or auditing matters and (b) the confidential, anonymous submission by Company employees of concerns regarding any of such matters.

(7)           If necessary it shall retain independent professional advice or independent counsel on any matter within the scope of its duties, with the fees and expenses of any such independent counsel or advisors to be paid by the Company.

(8)           At the first regularly scheduled Audit Committee meeting for each fiscal year of the Company, management shall recommend all Related Person Transactions, other than Excluded Transactions (each as defined below), to be entered into by the Company for that calendar year, including the proposed aggregate value of each such transaction if applicable.  After review, the Audit Committee shall approve or disapprove such transactions and at each subsequently scheduled meeting during the fiscal year, management shall update the Audit Committee as to any material change to those proposed transactions.  In the event management recommends any further Related Person Transactions subsequent to the first meeting of the Audit Committee for a given fiscal year, such transactions may be presented to the Audit Committee for approval or preliminarily entered into by management subject to ratification by the Committee; provided that if ratification shall not be forthcoming, management shall make all reasonable efforts to cancel or annul any such transaction.  The following definitions shall apply for purposes of the approval policy set forth in this subparagraph (8):

A “Related Person Transaction” is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the aggregate amount involved will or may be expected to exceed, in any fiscal year of the Company, an amount equal to one percent (1%) of the Company’s average total assets as of the end of the two preceding fiscal years, (2) the Company is a participant, and (3) any Related Person (as defined below) has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity).

A “Related Person” is any (a) person who is or was (since the beginning of the last fiscal year for which the Company has filed a Form 10-K and proxy statement, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of the Company’s common stock, or (c) immediate family member of any of the foregoing.  “Immediate family member” for this purpose includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee).

“Excluded Transactions” shall include:

(A)
Transactions Involving Proportional Benefits for All Shareholders.  Any transaction where the Related Person’s interest arises solely from the ownership of the Company’s common stock and all holders of the Company’s common stock received the same benefit on a pro rata basis (e.g. dividends).

(B)	Director Compensation. Any compensation paid to a director if the compensation is required to be reported in the Company’s proxy statement under SEC rules; and

(C)
Certain Executive Officer Compensation.  Any employment by the Company of an officer whose compensation is required to be approved by the Company’s Compensation Committee, where he or she either (i) is a “named executive officer” whose compensation is subject to disclosure in the Company’s annual proxy statement under SEC rules or (ii) is not an immediate family member of another executive officer or director of the Company, and the related compensation would be subject to disclosure in the Company’s annual proxy statement if he or she were a “named executive officer.”

AMERICAN CONSUMERS, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

October 23, 2008

THIS PROXY IS BEING SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS

Michael A. Richardson and Paul R. Cook, and each of them, with full power to act alone in the absence of the other, are hereby authorized to vote the shares of the undersigned in American Consumers, Inc. (“ACI” or the “Company”) at its Annual Meeting of Shareholders to be held Thursday, October 23, 2008, or at any adjournment or adjournments thereof (the “Annual Meeting”), upon the matters set forth below in the manner indicated and at the discretion of the persons named above on any other matter or matters which may properly come before the Annual Meeting and require the vote of shareholders:

1.	ELECTION OF DIRECTORS

WITH (       )  WITHOUT (        ) authority to fix the number of directors for the ensuing fiscal year at six (6) and to vote for the election of the entire group of persons nominated for election to the Board of Directors (except as indicated below), consisting of Danny R. Skates; Michael A. Richardson; Thomas L. Richardson; Paul R. Cook; Andrew V. Douglas; and Virgil E. Bishop, or for such substitute nominee or nominees named by the Board of Directors at the Annual Meeting if any of the foregoing nominees is unable to serve or will not serve.

(You may withhold authority to vote for any nominee listed above by entering his name in the space below.)

If this proxy is executed and returned, it will be voted in accordance with your instructions indicated above unless revoked.  IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED AFFIRMATIVELY FOR EACH OF THE LISTED NOMINEES.

The proxy may be revoked by you at any time before it is voted, and will in no way interfere with your right to vote in person if you attend the meeting.

IF ANY OF THE FOREGOING NAMED NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS IS UNABLE TO SERVE OR WILL NOT SERVE, THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE AT THE ANNUAL MEETING FOR SUBSTITUTE NOMINEES SELECTED BY THE BOARD OF DIRECTORS.  THE BOARD IS NOT AWARE OF ANY OTHER MATTER TO BE BROUGHT BEFORE THE ANNUAL MEETING FOR A VOTE OF SHAREHOLDERS.  IF, HOWEVER, OTHER MATTERS ARE PROPERLY PRESENTED, THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE UPON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDERS.

This proxy should be dated, signed by the shareholder, and returned promptly in the enclosed envelope.  Persons signing in a fiduciary capacity should so indicate.

DATED	, 2008

Signature of Shareholder